EXHIBIT 24

POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K

TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Paul M. Limbert, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2008 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/S/ RAY A. BYRD	Director	3/10/2009
Ray A. Byrd

/S/ R. PETERSON CHALFANT	Director	3/10/2009
R. Peterson Chalfant

/S/ CHRISTOPHER V. CRISS	Director	3/10/2009
Christopher V. Criss

/S/ ROBERT M. D’ALESSANDRI	Director	3/10/2009
Robert M. D’Alessandri

/S/ JAMES D. ENTRESS	Director	3/10/2009
James D. Entress

/S/ ABIGAIL M. FEINKNOPF	Director	3/10/2009
Abigail M. Feinknopf

/S/ JOHN W. FISHER II	Director	3/10/2009
John W. Fisher II

/S/ ERNEST S. FRAGALE	Director	3/10/2009
Ernest S. Fragale

/S/ EDWARD M. GEORGE	Director	3/10/2009
Edward M. George

/S/ JOHN D. KIDD	Director	3/10/2009
John D. Kidd

/S/ VAUGHN L. KIGER	Director	3/10/2009
Vaughn L. Kiger

/S/ ROBERT E. KIRKBRIDE	Director	3/10/2009
Robert E. Kirkbride

/S/ D. BRUCE KNOX	Director	3/10/2009
D. Bruce Knox

/S/ JAY T. MCCAMIC	Director	3/10/2009
Jay T. McCamic

/S/ F. ERIC NELSON, JR.	Director	3/10/2009
F. Eric Nelson, Jr.

/S/ HENRY L. SCHULHOFF	Director	3/10/2009
Henry L. Schulhoff

/S/ NEIL S. STRAWSER	Director	3/10/2009
Neil S. Strawser

/S/ REED J. TANNER	Director	3/10/2009
Reed J. Tanner

/S/ DONALD P. WOOD	Director	3/10/2009
Donald P. Wood